UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2015

AXOGEN, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-36046	41-1301878
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

13631 Progress Boulevard, Suite 400, Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code

(386) 462-6800
(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁬Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁬Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁬Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁬Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 26, 2015, AxoGen, Inc., a Minnesota corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Essex Woodlands Fund IX, L.P. (“ESSEX”) for the purchase of 4,861,111 shares of our common stock, par value $0.01 per share (the “Shares”), at a public offering price of $3.60 per share.  The expenses directly related to this purchase are estimated to be $400,000 and will be paid by the Company.  Expenses of the offering include our legal and accounting fees, printing expenses, transfer agent fees and miscellaneous fees and costs related to the offering.  Proceeds from the offering will be used for sales and marketing and general working capital purposes.  The Company has provided certain customary indemnification rights to ESSEX, as well as demand and “piggy-back” registration rights in connection with the sale of the Shares. The Company has also agreed to reimburse ESSEX for certain fees and expenses in connection with the sale of the Shares

In addition, under the Purchase Agreement, until such time as ESSEX beneficially owns less than at least thirty three percent (33%) of the Shares (the “33% Term”) initially purchased by ESSEX pursuant to the Purchase Agreement at the closing,  ESSEX is entitled to designate an individual for nomination to serve on the Board of Directors of the Company (the “Board”).  For the Company’s 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”), and each annual meeting thereafter during the 33% Term, the Board shall nominate and recommend the ESSEX designee as a director nominee to serve on the Board until the next annual meeting and shall include such nomination in the Company’s proxy statement for the 2016 Annual Meeting and each annual meeting thereafter, provided that the election of the ESSEX designee is subject to shareholder approval.  Should at any time there become a vacancy on the Board as a result of (i) the resignation, death or removal of the ESSEX designee or (ii) such ESSEX designee failing to obtain the requisite approval of the Company’s shareholders at any annual or special meeting of the Company’s shareholders and where no other individual is elected to such vacancy, ESSEX shall have the right to designate an individual to fill such vacancy, and the Company shall take such actions necessary to appoint, such individual to the Board.  The Company was required to have taken all actions necessary at or prior to the closing of the sale of the Shares to ensure there is a vacancy on the Board as of such closing to permit the appointment of the ESSEX designee to the Board.    The initial ESSEX designee will be Guido Neels who will be appointed to the Board by the Company to serve until the 2016 Annual Meeting and, in the event he is no longer able to serve, future ESSEX designees must be approved by the Company, such approval not to be unreasonably withheld.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

As required by the Purchase Agreement, on August 26, 2015, upon the closing of the purchase of the Shares by ESSEX, the Board approved an increase of the size of the Board from seven directors to eight directors (See Item 5.03 below).  ESSEX has exercised its Board designation right and nominated Guido Neels, an Operating Partner of ESSEX, to fill such vacancy on the Board.  On August 26, 2015, upon the closing of the purchase of the Shares, the Board elected Mr. Neels to fill such vacancy and serve on the Board until the 2016 Annual Meeting.

Mr. Neels, age 67,  has been an operating partner of ESSEX since February 2013.  Mr. Neels joined ESSEX as a Partner in August 2006, was promoted to Managing Director in 2008 and served in that position until being appointed to Operating Partner.  From May 2004 until retiring in November 2005, Mr. Neels served as Chief Operating Officer of Guidant Corporation (“Guidant”), a world leader in the development of cardiovascular medical products, where he was responsible for the global operations of Guidant’s four operating units –  Cardiac Rhythm Management, Vascular Intervention, Cardiac Surgery, and Endovascular Solutions.  From December 2002 to May 2004, Mr. Neels was Group Chairman, Office of the President at Guidant, responsible for worldwide sales operations, corporate communications, corporate marketing, investor relations and government relations.  From January 2000 to December 2002, Mr. Neels was President of Guidant for Europe, Middle East,

Africa and Canada.    Mr. Neels previously served as Vice President of Global Marketing for Vascular Intervention and as Managing Director for German and Central European operations.  From 1982 to 1994, until Guidant was spun off as an independent public company from Eli Lilly and Co. (“Eli Lilly”), Mr. Neels held general management, sales and marketing positions at Eli Lilly in the United States and Europe.  From 1972 to 1980, he held positions in information technology, finance and manufacturing at Raychem Corporation in Belgium and the United States.

Mr. Neels currently serves as the Chairman of the Board of Directors for Oraya Therapeutics and serves on the Board of Directors for Entellus Medical, Endologix and Bioventus.    In addition to these Essex Woodlands portfolio company boards on which he serves, Mr. Neels also serves on the Board of Directors for Arsenal Medical, 480 Medical (which was spun out of Arsenal Medical), EndGenitor Technologies, and Christel House International (a not-for-profit organization).

Mr. Neels holds a Business Engineering degree from the University of Leuven in Belgium and a Master of Business Administration degree from Stanford University.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 26, 2015, the Board adopted Amended and Restated Bylaws of the Company (the “Bylaws”), replacing the former Amended and Restated Bylaws of the Company in their entirety. The Bylaws became effective immediately upon their adoption by the Board.

The Bylaws are substantially the same as the prior bylaws except the Board amended Section 3.2 to increase the number of directors serving on the Board from seven members to eight members.

The above description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which is filed as Exhibit 3.1 to this Current Report and incorporated herein by reference.

Item 8.01.  Other Events.

On August 26, 2015, the Company issued a press release announcing that it has entered into the Purchase Agreement with ESSEX and appointed Mr. Neels as a director. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws
5.1	Opinion of DLA Piper LLP (US) regarding the sale of common stock to Essex Woodlands Fund IX, L.P., dated August 26, 2015.
23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).
99.1	AxoGen, Inc. press release, dated August 26, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXOGEN, INC.

Date: August 26, 2015	By:	/s/ Gregory G. Freitag
Gregory G. Freitag
Chief Financial Officer, General Counsel & Senior VP of Business
Development

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws
5.1	Opinion of DLA Piper LLP (US) regarding the sale of common stock to Essex Woodlands Fund IX, L.P., dated August 26, 2015.
23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).
99.1	AxoGen, Inc. press release, dated August 26, 2015.